Significant Accounting Policies	12 Months Ended
Dec. 30, 2012
Accounting Policies [Abstract]
Significant Accounting Policies

3. Significant Accounting Policies

Fiscal Years

The Company reports its results of operations on a 52- or 53-week fiscal calendar ending on the Sunday closest to December 31. Fiscal years 2010, 2011, and 2012 ended on January 2, 2011, January 1, 2012 and December 30, 2012, respectively, and included 52-weeks. Fiscal years 2010, 2011, and 2012 are referred to as 2010, 2011, and 2012.

Significant Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company’s critical estimates included, but are not limited to: inventory valuations, lease assumptions, sublease assumptions for closed stores, self-insurance reserves, goodwill and intangible assets, impairment of long-lived assets, fair values of equity-based awards and income taxes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained at financial institutions in the United States of America. Deposits in these financial institutions may, from time to time, exceed the Federal Deposit Insurance Corporation’s (“FDIC”) federally insured limits. All credit and debit card transactions are also classified as cash and cash equivalents. The amounts due from banks for these transactions at each reporting date were as follows:

	As Of
	January 1, 2012	December 30, 2012
Due from banks for debit and credit card transactions	$13,699	$18,092

Accounts Receivable

Accounts receivable generally represent billings to vendors for earned rebates and allowances and other items. When a specific account is determined uncollectible, the net recognized receivable is written off. As of December 30, 2012, the Company had recorded an allowance of $0.3 million for certain receivables. As of January 1, 2012, no allowance was recorded.

Inventories

Inventories consist of merchandise purchased for resale, which are stated at the lower of cost or market. The cost method is used for warehouse perishable and store perishable department inventories by assigning costs to each of these items based on a first-in, first-out (FIFO) basis (net of vendor discounts).

Effective January 3, 2011, the Company changed its accounting policy for non-perishable inventories from the lower of cost or market using the retail inventory method (“RIM”) to the lower of cost or market using weighted average costs. The Company’s valuation of its non-perishable inventory using weighted average costs includes statistical and other estimation methods which the Company believes provide a reasonable basis to estimate its inventory values at the end of the respective periods.

The Company believes that this new method for valuing its non-perishable products is preferable as weighted average costs results in a more accurate measure of actual inventory costs than RIM, which involves estimates of inventory costs based on an accumulation of inventory at retail price and purchase costs. The weighted average costs method of valuing inventory will also improve the comparability of the Company’s financial results with those of its competitors.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 250, “Accounting Changes and Error Corrections,” requires that a change in accounting principle be reported through retrospective application of the new accounting principle to all prior periods, unless impracticable. The Company concluded retrospective application was impracticable for periods prior to 2011 because the information is not available without undue cost and effort. The Company believes the effect of the change in accounting principle as of January 3, 2011 was not material.

The Company believes that all inventories are saleable and no allowances or reserves for shrinkage or obsolescence were recorded as of January 1, 2012 and December 30, 2012.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation and amortization. Expenditures for major additions and improvements to facilities are capitalized, while maintenance and repairs are charged to expense as incurred. When property is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the consolidated statements of operations. Depreciation expense, which includes the amortization of assets recorded under capital and financing leases, is computed using the straight-line method over the estimated useful lives of the individual assets. Leasehold improvements and assets under capital and financing leases are amortized over the shorter of the lease term to which they relate, or the estimated useful life of the asset. Terms of leases used in the determination of estimated useful lives may include renewal options if the exercise of the renewal option is determined to be reasonably assured.

The following table includes the estimated useful lives of asset classes:

Software and used equipment	3 years
Computer hardware	5 years
Furniture, fixtures and equipment	7 years
Leasehold improvements	up to 15 years
Buildings	40 years

Store development costs, which include costs associated with the selection and procurement of real estate sites, are also included in property and equipment. These costs are included in leasehold improvements and are amortized over the remaining lease term of the successful sites with which they are associated. Certain project costs, including general site selection costs that cannot be identified with a specific store location, are charged to direct store expenses in the accompanying consolidated statements of operations.

Asset Retirement Obligations

The Company’s asset retirement obligations (“ARO”) are related to the Company’s commitment to return leased facilities to the landlord in an agreed upon condition. This may require actions ranging from cleaning to removal of leasehold improvements. The obligation is recorded as a liability with an offsetting capital asset at the inception of the lease term based upon the estimated fair market value of costs to meet the commitment. The liability, included in other long-term liabilities in the consolidated balance sheets, is accreted over time to the projected future value of the obligation. The ARO asset, included in property and equipment in the consolidated balance sheets, is depreciated using the same useful life as the related property.

A reconciliation of the ARO liability is as follows:

	As Of
	January 1, 2012	December 30, 2012
Beginning balance	$580	$1,236
Additions for new facilities	110	132
ARO liability from business combination	531	784
Accretion expense	36	237
Reduction due to lease exits	—	(11)
Adjustments	(21)	(16)

Ending balance	$1,236	$2,362

Closed Store Reserve

The Company recognizes a reserve for future operating lease payments associated with facilities that are no longer being utilized in its current operations. The reserve is recorded based on the present value of the remaining noncancelable lease payments after the cease use date less an estimate of subtenant income. If subtenant income is expected to be higher than the lease payments, no accrual is recorded. Lease payments included in the closed store reserve are expected to be paid over the remaining terms of the respective leases. The Company’s assumptions about subtenant income are based on the Company’s experience and knowledge of the area in which the closed property is located, guidance received from local brokers and agents and existing economic conditions. Adjustments to the closed store reserve relate primarily to changes in actual or estimated subtenant income and actual lease payments from original estimates. Adjustments are made for changes in estimate in the period in which the change becomes known considering timing of new information regarding the market, subleases or other lease updates. Adjustments in the closed store reserves are recorded in “store closure and exit costs” in the consolidated statements of operations.

Self-Insurance Reserves

The Company uses a combination of insurance and self-insurance programs to provide reserves for potential liabilities associated with general liability, workers’ compensation and employee health benefits. Liabilities for self insurance reserves are estimated through consideration of various factors, which include historical claims experience, demographic factors, severity factors and other actuarial assumptions.

Goodwill and Intangible Assets

Goodwill represents the cost of acquired businesses in excess of the fair value of assets and liabilities acquired. The Company’s indefinite-lived intangible assets consist of trade names related to “Sprouts Farmers Market” and liquor licenses. The Company also holds intangible assets with finite useful lives, consisting of favorable and unfavorable leasehold interests and the “Sunflower Farmers Market” trade name.

Goodwill is evaluated for impairment on an annual basis during the fourth fiscal quarter or more frequently if events or changes in circumstances indicate that the asset might be impaired. The Company’s impairment evaluation of goodwill consists of a qualitative assessment to determine if it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the Company’s qualitative assessment indicates it is more likely than not that the estimated fair value of a reporting unit exceeds its carrying value, no further analysis is required and goodwill is not impaired. Otherwise, the Company follows a two-step quantitative goodwill impairment test to determine if goodwill is impaired. The first step of the quantitative goodwill impairment test compares the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of the Company’s reporting unit exceeds its carrying value, no further analysis or impairment of goodwill is required. If the carrying value of the Company’s reporting unit exceeds its fair value, the fair value of the reporting unit would be allocated to the reporting unit’s assets and liabilities based on the relative fair value, with goodwill written down to its implied fair value, if necessary.

Indefinite-lived assets are evaluated for impairment on an annual basis during the fourth fiscal quarter or more frequently if events or changes in circumstances indicate that the asset might be impaired. The Company’s impairment evaluation for its indefinite-lived intangible assets consists of a qualitative assessment similar to that for goodwill. If the Company’s qualitative assessment indicates it is more likely than not that the estimated fair value of an indefinite-lived intangible asset exceeds its carrying value, no further analysis is required and the asset is not impaired. Otherwise, the Company compares the estimated fair value of the asset to its carrying amount with an impairment loss recognized for the amount, if any, by which carrying value exceeds estimated fair value.

The Company can elect to bypass the qualitative assessments approach for goodwill and indefinite-lived intangible assets and proceed directly to the quantitative assessments for goodwill or any indefinite-lived intangible assets in any period. The Company can resume the qualitative assessment approach in future periods.

The Company has determined its business consists of a single reporting unit. When applying the quantitative test, the Company determines the fair value of its reporting unit using the income approach methodology of valuation that includes the discounted cash flow method as well as other generally accepted valuation methodologies.

The Company completed its goodwill and indefinite-lived intangible asset impairment evaluations as of the first day of the fourth quarter and concluded during 2010, 2011 and 2012 that there was no impairment. The Company also concluded that events and circumstances continued to support classifying its indefinite-lived intangible assets as such. See Note 8, “Intangible Assets” and Note 9, “Goodwill” for further discussion.

Prior to the Henry’s Transaction, the trade names related to “Henry’s Farmers Markets” were accounted for as finite-lived intangible assets and amortized on a straight-line basis over an estimated useful life of 20 years. As a result of the rebranding of the “Henry’s Farmers Markets” locations as “Sprouts Farmers Market” locations following the Henry’s Transaction, the estimated remaining useful lives of these trade names were re-evaluated and amortization was accelerated through the end of their respective useful life in fiscal 2011, when it was subsequently written-off. See Note 8, “Intangible Assets” for further discussion. The trade name related to “Sunflower Farmers Market” meets the definition of a defensive intangible asset and is amortized on a straight line basis over an estimated useful life of 10 years from the date of its acquisition by the Company. Favorable and unfavorable leasehold interests are amortized on a straight-line basis over the lease term.

Impairment of Long-Lived Assets

The Company assesses its long-lived assets, including property and equipment and finite-lived intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. The Company groups and evaluates long-lived assets for impairment at the individual store level, which is the lowest level at which independent identifiable cash flows are available. Factors which may indicate potential impairment include a significant underperformance relative to the historical or projected future operating results of the store or a significant negative industry or economic trend. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by that asset. If impairment is indicated, a loss is recognized for any excess of the carrying value over the estimated fair value of the asset group. The fair value is estimated based on the discounted future cash flows or comparable market values, if available. The Company did not record any impairment loss during 2010, 2011 or 2012.

Deferred Financing Costs

The Company capitalizes certain fees and costs incurred in connection with the issuance of debt. Deferred financing costs are amortized to interest expense over the term of the debt using the effective interest method. For the Revolving Credit Facility, deferred financing costs are amortized on a straight line basis over the term of the facility. Upon prepayment, redemption or conversion of debt, the Company accelerates the recognition of an appropriate amount of financing costs as additional interest expense. The current and noncurrent portions of deferred financing costs are included in prepaid expenses and other current assets and other assets, respectively, in the consolidated balance sheets.

Operating Leases

The Company leases stores, warehouse facilities and administrative offices under operating leases.

Incentives received from lessors are deferred and recorded as a reduction of rental expense over the lease term using the straight-line method. The current portion of unamortized lease incentives is included in other accrued liabilities and the noncurrent portion is included in other long-term liabilities in the accompanying consolidated balance sheets.

Store lease agreements generally include rent abatements and rent escalation provisions and may include contingent rent provisions based on a percentage of sales in excess of specified levels. The Company recognizes escalations of minimum rents and/or abatements as deferred rent and amortizes these balances on a straight-line basis over the term of the lease.

For lease agreements that require the payment of contingent rents based on a percentage of sales above stipulated minimums, the Company begins accruing an estimate for contingent rent when it is determined that it is probable the specified levels of sales in excess of the stipulated minimums will be reached during the year.

Financing Lease Obligations

The Company has recorded financing lease obligations for 22 and 31 store building leases as of January 1, 2012 and December 30, 2012, respectively. In each case, the Company was deemed to be the owner during the construction period under lease accounting guidance. Further, each lease contains provisions indicating continuing involvement with the property at the end of the construction period which include either an affiliate guaranty or contingent collateral. As a result, in accordance with applicable accounting guidance, buildings and related assets subject to the leases are reflected on the Company’s balance sheets and depreciated over their remaining useful lives. The present value of the lease payments associated with these buildings is recorded as financing lease obligations.

Monthly lease payments are allocated between the land element of the lease (which is accounted for as an operating lease) and the financing obligation. The financing obligation is amortized using the effective interest method and the interest rate is determined in accordance with the requirements of sale-leaseback accounting. Lease payments less the portion allocated to the land element of the lease and that portion considered to be interest expense decrease the financing liability. At the end of the initial lease term, should the Company decide not to renew the lease, the net book value of the asset and the corresponding financing obligation would be reversed.

The outflows from the construction of the buildings are classified as investing activities, and the outflows associated with the financing obligations principal payments and inflows from the associated financing proceeds are classified as financing activities in the accompanying consolidated statements of cash flows.

Fair Value Measurements

The Company records its financial assets and liabilities in accordance with the framework for measuring fair value in accordance with GAAP. This framework establishes a fair value hierarchy that prioritizes the inputs used to measure fair value:

Level 1: Quoted prices for identical instruments in active markets.

Level 2: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Level 3: Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Fair value measurements of nonfinancial assets and nonfinancial liabilities are primarily used in the impairment analysis of goodwill, intangible assets, long-lived assets and in the valuation of store closure and exit costs.

The determination of fair values of certain tangible and intangible assets for purposes of our goodwill impairment evaluation as described above was based upon level 3 inputs. Closed store reserves are recorded at net present value to approximate fair value which is classified as Level 3 in the hierarchy. The estimated fair value of the closed store reserve is calculated based on the present value of the remaining lease payments and other charges using a weighted average cost of capital, reduced by estimated sublease rentals. The weighted average cost of capital was estimated using information from comparable companies and management’s judgment related to the risk associated with the operations of the stores.

Cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued salaries and benefits and other accrued liabilities approximate fair value because of the short maturity of those instruments. Based on comparable open market transactions of the Term Loan (as defined in Note 13, “Long-Term Debt”), the fair value of the long-term debt, including current maturities, approximates carrying value as of January 1, 2012 and December 30, 2012. The carrying amount of the Senior Subordinated Promissory Notes (as defined in Note 13, “Long-Term Debt”) approximates fair value as its terms are consistent with current market rates as of December 30, 2012. The Company’s estimates of the fair value of long-term debt (including current maturities) and the Senior Subordinated Promissory Notes were classified as Level 2 in the fair value hierarchy.

Business Combinations

Business combinations are accounted for using the acquisition method of accounting, which requires that the purchase price paid for an acquisition be allocated to the assets and liabilities acquired based on their estimated fair values as of the effective date of the acquisition, with the excess of the purchase price over the net assets being recorded as goodwill. Acquisition-related costs are considered separate transactions and are expensed as incurred. Acquisition-related costs are classified as selling, general and administrative expenses and consist of costs associated with the Henry’s Transaction in 2011 and costs associated with the Sunflower Transaction in 2012, as follows:

	Year Ended
	January 1, 2012	December 30, 2012
Acquisition-related costs	$5,900	$3,229

See Note 4, “Business Combinations” for further discussion.

Equity-Based Compensation

The Company measures equity-based compensation cost at the grant date based on the fair value of the award and recognizes equity-based compensation cost as expense over the vesting period. As equity-based compensation expense recognized in the consolidated statements of operations is based on awards ultimately expected to vest, the amount of expense has been reduced for estimated forfeitures and trued up for actual forfeitures. The Company’s forfeiture rate is estimated primarily based on historical data. The actual forfeiture rate could differ from these estimates. The Company uses the Black-Scholes option-pricing model to determine the grant date fair value for each option grant. The Black-Scholes option-pricing model requires extensive use of subjective assumptions. See Note 24, “Equity-Based Compensation” for a discussion of assumptions used in the calculation of fair values. Application of alternative assumptions could produce different estimates of the fair value of equity-based compensation and, consequently, the related amounts recognized in the accompanying consolidated statements of operations. The Company recognizes compensation cost for time-based awards on a straight-line basis and for performance-based awards on the graded-vesting method over the vesting period of the awards.

Revenue Recognition

Revenue is recognized at the point of sale. Discounts provided to customers at the time of sale are recognized as a reduction in sales as the discounted products are sold. Sales taxes are not included in revenue. Proceeds from the sale of gift cards are recorded as a liability at the time of sale, and recognized as sales when they are redeemed by the customer. The Company has not applied a gift card breakage rate.

Licensing fees are generated from license agreements related to two former Henry’s stores.

Cost of Sales, Buying and Occupancy

Cost of sales includes the cost of inventory sold during the period, including the direct costs of purchased merchandise (net of discounts and allowances), distribution and supply chain costs, buying costs and supplies. Occupancy costs include store rental, property taxes, utilities, common area maintenance, amortization of favorable or unfavorable leasehold interests and property insurance. The Company recognizes vendor allowances and merchandise volume related rebate allowances as a reduction of inventories during the period when earned and reflects the allowances as a component of cost of sales, buying and occupancy as the inventory is sold.

Our largest supplier accounted for approximately 17% of total purchases, expressed as a percentage of our cost of sales, buying and occupancy goods, during 2012.

Direct Store Expenses

Direct store expenses consist of store-level expenses such as salaries and benefits, related equity-based compensation, supplies, depreciation and amortization for buildings and store leasehold improvements, equipment and other store specific costs.

Selling, General and Administrative Expenses

Selling, general and administrative expenses primarily consist of salaries and benefits costs, related equity-based compensation, advertising, acquisition-related costs and corporate overhead.

The Company charges third-parties to place advertisements in the Company’s in-store guide and newspaper circulars. The Company records consideration received from vendors in connection with cooperative advertising programs as a reduction to advertising costs when the allowance represents a reimbursement of a specific incremental and identifiable cost. Advertising costs are expensed as incurred. Advertising expense was as follows:

	Year Ended
	January 2, 2011	January 1, 2012	December 30, 2012
Advertising expense	$9,342	$22,344	$29,238
Vendor rebates	(1,650)	(5,745)	(9,905)

Advertising expense, net of rebates	$7,692	$16,599	$19,333

Store Pre-Opening Costs

Store pre-opening costs include rent expense during construction of new stores and costs related to new store openings, including costs associated with hiring and training personnel and other miscellaneous costs. Store pre-opening costs are expensed as incurred.

Loss on Extinguishment of Debt

The Company recorded a $1.0 million loss on extinguishment of debt in 2012 as a result of the renegotiation of a store lease that was classified as a financing lease obligation.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company’s deferred tax assets are subject to periodic recoverability assessments. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount that more likely than not will be realized. Realization of the deferred tax assets is principally dependent upon achievement of projected future taxable income offset by deferred tax liabilities. Changes in recognition or measurement are reflected in the period in which the judgment occurs. Since becoming a taxable corporation in April 2011, the Company has not recorded any valuation allowances to date on the Company’s deferred income tax assets.

The Company recognizes the effect of uncertain income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest and penalties related to unrecognized tax benefits as part of income tax expense.

From a tax perspective, in April 2011, the Company acquired Henry’s. Until April 18, 2011, Henry’s was not a separate tax-paying entity. Henry’s was included in the S&F consolidated federal and certain state income tax groups for income tax reporting purposes. For the period through April 17, 2011, the consolidated financial statements have been prepared on the basis as if Henry’s prepared its tax returns and accounted for income taxes on a separate-company basis. As a result of the Henry’s Transaction, for tax purposes, Henry’s was acquired in a taxable asset acquisition. The purchase price was allocated to all identifiable assets with the residual assigned to tax deductible goodwill. The resulting basis differences between the new tax values and historical amounts resulted in a deferred tax asset of $47.6 million being recorded through membership equity. See Note 18, “Income Taxes” for a discussion of the tax deductibility of goodwill.

In May 2012, the Company completed the acquisition of a 100% ownership interest in Sunflower. The acquisition was structured to be a tax-free reorganization. The tax basis of the property acquired in reorganization is equal to the basis in the property recorded by Sunflower just prior to the acquisition. The resulting basis difference between the historical tax amounts and the fair values resulted in net deferred tax assets of $1.9 million being recorded through goodwill.

Net Income (Loss) per Share

Basic net income (loss) per share is calculated by dividing net income (loss) by the weighted average number of shares outstanding during the fiscal period.

Diluted net income (loss) per share is based on the weighted average number of shares outstanding, plus, where applicable, shares that would have been outstanding related to dilutive options.

Comprehensive Income (Loss)

Comprehensive income (loss) equals net income (loss) for all periods presented.

Recently Issued Accounting Pronouncements

In June 2011, the FASB issued ASU 2011-05 “Presentation of Comprehensive Income” (“ASU 2011-05”). ASU 2011-05 allows an entity to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive statements. The new guidance eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. While ASU 2011-05 changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance. In December 2011, the FASB issued ASU 2011-12 “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”). ASU 2011-12 deferred certain aspects of ASU 2011-05. The new guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted this guidance on January 2, 2012 and such adoption did not have a significant effect on the Company’s consolidated financial statements as it has no components of other comprehensive income and is therefore not required to present a statement of comprehensive income.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” which amends ASC 820, “Fair Value Measurement.” The amended guidance changes the wording used to describe many requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. Additionally, the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements. The guidance provided in ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. The Company adopted this guidance on January 2, 2012. The adoption of the guidance did not have a significant effect on the Company’s consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment” (“ASU 2011-08”), which amends ASC 350, “Intangibles-Goodwill and Other”. The objective of the amended guidance is to simplify how entities test goodwill for impairment. The amendments permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in ASC 350. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The guidance provided in ASU 2011-08 is effective for fiscal years beginning after December 15, 2011. The Company adopted this guidance on January 2, 2012. The adoption of this guidance resulted in a change in how the Company performed its goodwill impairment assessment; however, it did not have a significant effect on the Company’s consolidated financial statements.

In July 2012, the FASB issued ASU 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment,” which amends ASC 350, “Intangibles-Goodwill and Other”. The amendment guidance simplifies how entities test for impairment of indefinite-lived intangible assets. The amendments permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of the asset is less than its carrying amount as a basis for determining if performing a quantitative test is necessary. The amendments do not change the measurement of impairment losses. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted and the Company has adopted the guidance as of the first day of the fourth quarter of 2012. The adoption of this guidance resulted in a change in how the Company performed its indefinite-lived intangible asset impairment assessment; however, it did not have a significant effect on its consolidated financial statements.